Exhibit 32

                                Certification
                     Pursuant to 18 U.S.C. Section 1350,
                            As Adopted Pursuant to
                Section 906 Of The Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of TrustCo Bank Corp NY (the "Company") on Form 10-Q for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                       /s/ Robert J. McCormick
                                       -----------------------
                                       Robert J. McCormick
                                       President and
                                       Chief Executive Officer


                                       /s/ Robert T. Cushing
                                       ---------------------
                                       Robert T. Cushing
                                       Executive Vice President and
                                       Chief Financial Officer

November 7, 2005